Liquidity	6 Months Ended
Jun. 30, 2023
Liquidity [Abstract]
LIQUIDITY

NOTE 3 – LIQUIDITY

As reflected in the condensed consolidated financial statements, the Company incurred $5,827,309 and $7,366,487 net losses for the six months ended June 30, 2023 and 2022, respectively. Net cash used in operating activities were $4,287,079 and $3,604,636 for the six months ended June 30, 2023 and 2022, respectively. Management expected to continue to construct the production plant in Guizhou Sunrise. On May 5, 2023, the World Health Organization declared that COVID-19 is now an established and ongoing health issue which no longer constitutes a public health emergency of international concern. However, the extent of the impact of COVID-19 on the Company’s future financial results will be dependent on future developments such as the length and severity of COVID-19, the potential resurgence of COVID-19, future government actions in response to COVID-19 and the overall impact of COVID-19 on the global economy and capital markets, among many other factors, all of which remain highly uncertain and unpredictable. Given this uncertainty, the Company is currently unable to quantify the expected impact of COVID-19 on its future operations, financial condition, liquidity, and results of operations.

These adverse conditions and events raised substantial doubt about the Company’s ability to continue as a going concern. For the next 12 months from the issuance date of this report, the Company plans to continue implementing various measures to boost revenue and controlling the cost and expenses within an acceptable level. The Company has just finished process of transitioning peer-to-peer knowledge sharing and enterprise business to graphite anode material business. In assessing its liquidity, management monitors and analyzes the Company’s cash on-hand, its ability to generate sufficient revenue sources and ability to obtain additional financial support in the future, and its operating and capital expenditure commitments. As of June 30, 2023, the Company had cash of $5,809,074. The management believes that it would be able to make borrowings from banks based on past experience and the Company’s good credit history when necessary. As of June 30, 2023, the Company had available line of credit from Bank of Guizhou for RMB 13,500,000, approximately $1,861,735, and China Everbright Bank (“Everbright Bank”) for RMB 80,000,000, approximately $11,032,505. Since July 2023, the Company started to pledge its account receivable from BYD (Shenzhen) Supply Chain Management Co., Ltd. (“BYD”) with the right of recourse to China Construction Bank and Industrial and Commercial Bank of China for debt financing. As of June 30, 2023, the billed and unbilled account receivable from BYD were $2,117,727 and $5,935,687, respectively. On October 26, 2023, Sunrise Guizhou entered into a two-year debt financing arrangement with Xiamen Guomao Chuangcheng Financial Leasing Co., Ltd. to obtain a loan of RMB 15,000,000, approximately $ 2,068,595, for a term from October 31, 2023 to October 30, 2025. On October 26, 2023, Sunrise Guizhou entered into a three-year debt arrangement with Shanghai Pudong Development Bank Co., Ltd. (“SPD Bank”) to obtain a loan up to RMB 50,000,000, approximately $6,895,315, for a term from November 17, 2023 to November 17, 2026.

Currently, the Company is working to improve its liquidity and capital sources primarily through cash flows from operation, debt financing, and financial support from its principal shareholder. In order to fully implement its business plan and sustain continued growth, the Company may also seek equity financing from outside investors when necessary. Based on the current operating plan, management believes that the above-mentioned measures collectively will provide sufficient liquidity for the Company to meet its future liquidity and capital requirement for at least 12 months from the date the condensed consolidated financial statements are issued.